3rd Quarter Loan Payoffs 3 Number of Loans $70.1 million Total Balance $23.4 million Average Balance  $6.9 to $42 million Range of Balances 100% First Mortgage Loan Payoffs 1.0 years Average Remaining Term at Payoff   Based on the par value of investments as of 9/30/2019. Subject to change without notice. Exhibit 99.1

Portfolio Highlights Average Leverage Ratio $1.5-$40.7 Million 2.16 Years Average Investment Balance Weighted average of the loan to value’s at origination, based on current loan balance. Based on the par value of investments as of 9/30/2019. Subject to change without notice. Portfolio Size $567.1 Million $13.2 Million Range of Investment Balances Investments 43 Average First Mortgage Term 67.5%

Current Portfolio Investments by Floating vs. Fixed Rate Portfolio Size of $567.1 Million Fixed Rate Floating Rate Based on the par value of investments as of 9/30/2019. Subject to change without notice.

Current Portfolio Investments by Loan Type Portfolio Size of $567.1 Million CMBS First Mortgage Credit Loan Based on the par value of investments as of 9/30/2019. Subject to change without notice.

Current Portfolio Investments by Region Portfolio Size of $567.1 Million Southwest West Southeast Mid Atlantic Various Rocky Mountain Based on the par value of investments as of 9/30/2019. Subject to change without notice.

Investments by Property Type Current Portfolio Portfolio Size of $567.1 Million Multifamily Hospitality Office Retail Mixed Use Based on the par value of investments as of 9/30/2019. Subject to change without notice. 2%

Current Portfolio Investment Portfolio Investment Type Current Investment Amount Property Type Origination or Purchase Date Initial Maturity Date First Mortgage $30M Multifamily 9/2019 10/2022 First Mortgage $14.9M Office 9/2019 10/2023 First Mortgage $7.0M Office 8/2019 9/2022 First Mortgage $14M Office 7/2019 8/2021 First Mortgage $6.35M Mixed-Use 6/2019 7/2022 First Mortgage $40.7M Office 6/2019 7/2022 First Mortgage $12.1M Multifamily 5/2019 6/2022 First Mortgage $24M Multifamily 5/2019 6/2022 First Mortgage $6.2M Multifamily 4/2019 5/2021 First Mortgage $15.8M Industrial 4/2019 4/2022 First Mortgage $9.9M Multifamily 1/2019 2/2022 As of 9/30/2019. Subject to change without notice.

Current Portfolio Investment Portfolio (continued) Investment Type Current Investment Amount Property Type Origination or Purchase Date Initial Maturity Date First Mortgage $14.2M Multifamily 1/2019 2/2022 First Mortgage $16.15M Hospitality 12/2018 1/2022 First Mortgage $24.5M Hospitality 12/2018 12/2020 First Mortgage $26.5M Multifamily 11/2018 12/2020 First Mortgage $5.2M Multifamily 11/2018 12/2021 First Mortgage $6.6M Multifamily 10/2018 11/2021 First Mortgage $19.2M Multifamily 10/2018 10/2020 First Mortgage $8.5M Multifamily 9/2018 10/2021 First Mortgage $23.5M Office 9/2018 9/2021 First Mortgage $16.2M Multifamily 8/2018 9/2021 First Mortgage $6.8M Multifamily 5/2018 6/2021 As of 9/30/2019. Subject to change without notice.

Current Portfolio Investment Portfolio (continued) Investment Type Current Investment Amount Property Type Origination or Purchase Date Initial Maturity Date First Mortgage $31M Industrial 5/2018 5/2021 First Mortgage $11.8M Retail 3/2018 4/2021 First Mortgage $15.6M Office 12/2017 12/2020 First Mortgage $14.65M Office 12/2017 1/2021 Credit Loan $3.0M Hospitality 3/2018 4/2023 Credit Loan $7.5M Office 9/2017 10/2027 CMBS $1.5M Office 10/2019 9/2022 CMBS $10M Multifamily 7/2019 7/2021 CMBS $8.0M Mixed Use 7/2019 6/2021 CMBS $17.6M Hospitality 5/2019 5/2021 As of 9/30/2019. Subject to change without notice.

Current Portfolio Investment Portfolio (continued) Investment Type Current Investment Amount Property Type Origination or Purchase Date Initial Maturity Date CMBS $10M Office 3/2019 3/2020 CMBS $8.5M Hospitality 12/2018 6/2020 CMBS $9.7M Hospitality 9/2018 6/2021 CMBS $10M Hospitality 8/2018 6/2020 CMBS $10M Hospitality 5/2018 5/2020 CMBS $27.7M Hospitality 5/2018 5/2020 CMBS $2.0M Hospitality 5/2018 5/2020 CMBS $5.0M Hospitality 2/2018 2/2020 CMBS $5.0M Hospitality 12/2017 12/2019 CMBS $5.0M Hospitality 9/2017 8/2019 CMBS $5.1M Retail 7/2017 7/2019 As of 9/30/2019. Subject to change without notice.